UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 29, 2004

                                 BIOCORAL, INC.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                     000-23512               33-0601504
 (State or Other Jurisdiction           (Commission            (IRS Employer
       of Incorporation)                File Number)        Identification No.)

      38 rue Anatole, Levallois Perret Cedex, France               92594
             Address of Principal Executive Offices              (Zip Code)

Registrant's telephone number, including area code  011-3314-757-9843

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes In Registrant's Certifying Accountant.

      Effective as of July 29, 2004, Biocoral, Inc. (the "Registrant") engaged Most & Company, LLP, to act as the new principal independent accountant for the Registrant and its subsidiaries. This engagement was recommended and approved by the Registrant's board of directors, as of July 20, 2004. During the two most recent fiscal years, and the interim periods preceding the engagement, the Registrant has not consulted Most & Company, LLP regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereto duly authorized.

                                            BIOCORAL, INC.


Date: August 5, 2004                        By: /s/ Nasser Nassiri
     ----------------------                     --------------------------------
                                                Nasser Nassiri
                                                Chief Executive Officer and
                                                Chairman